Exhibit 99.1

DIGITAL INSIGHT REPORTS 18% INCREASE IN SECOND QUARTER REVENUE

CALABASAS, Calif. (July 25, 2006) - Digital Insight Corp.® (Nasdaq: DGIN) (www.digitalinsight.com), the leading online banking provider, today announced financial results for its second quarter ended June 30, 2006.

Revenues for the second quarter increased 18% to $61.6 million from $52.3 million for the second quarter ended June 30, 2005. Under Generally Accepted Accounting Principles (GAAP), net income in the second quarter was $6.3 million, or $0.18 per diluted share, and included stock-based compensation expense required by FAS 123(R). Prior to the Company’s adoption of FAS 123(R), for the second quarter ended June 30, 2005, GAAP net income was $6.4 million, or $0.18 per diluted share.

On a non-GAAP basis, excluding amortization of intangible assets from acquisitions, stock-based compensation expense recorded under FAS 123(R), and restructuring costs, net of tax, non-GAAP net income in the second quarter increased 19% to $9.1 million, or $0.26 per diluted share, from non-GAAP net income of $7.6 million, or $0.21 per diluted share, in the second quarter of 2005. A reconciliation of non-GAAP results to GAAP results is provided as part of this press release.

The Company continued to experience a higher tax rate during the second quarter of 2006 — 41.6% (GAAP) and 40.7% (Non-GAAP) compared to an effective tax rate of 36.8% (GAAP) and 37.2% (Non-GAAP) for the second quarter of 2005 — due to expiration of the research and development tax credit for federal income taxes in 2006, as well as other factors that contributed to a lower-than-normal effective tax rate in the second quarter of 2005.

Cash Flow, Balance Sheet and Share Repurchase Highlights

The Company generated $9.4 million in cash flow from operations during the second quarter and continued to utilize its free cash flow to repurchase stock. In total, Digital Insight repurchased approximately 1.16 million common shares during the second quarter at an

Digital Insight Corporation

average cost of $32.51 per share. At June 30, 2006, the Company had cash and investment balances of $106.8 million and no long-term debt.

Digital Insight Chairman, President and CEO Jeff Stiefler commented, “We delivered another quarter with strong financial results, highlighted by top-line growth of 18% — our best showing in more than two years. Healthy growth in Internet banking and bill payment revenue led to predictable and profitable results that underscore the consistency of our on-demand business model.”

“Financial results within our other two segments were mixed during the quarter,” Stiefler continued. “Operational cost-savings achieved by outsourcing our call center requirements to PSCU Financial Services led to a considerable improvement in Lending gross profit margins, but revenues and overall operating profitability within the Lending segment remain disappointing as we continue to pursue new sales channels for the Lending platform. Business Banking, on the other hand, continues to benefit from our focused commitment to turn around our Corporate Banking business for larger financial institutions, where we continue to realize great progress.”

2006 Financial Guidance

The Company reiterated its financial guidance for the full year 2006 that was last updated on April 26, 2006, and provided initial guidance for the third quarter of 2006.

“As demonstrated by our continuing share repurchases, we remain highly confident in our growth outlook,” Stiefler concluded. “Our new organizational structure, announced last month, aligns our resources to aggressively pursue partnerships and other growth initiatives above and beyond our primary growth strategy of driving higher adoption among our client base. We are currently pursuing an attractive set of partnership opportunities that offer important potential to broaden our product line and expand our distribution reach.”

2006 Business Outlook

Third Quarter 2006

	Guidance	Growth Versus Q3 2005

Revenues	$61 - $61.5 million	15% to 16%

Non-GAAP diluted EPS [1]	$0.26 - $0.27 per share	13% to 17%

GAAP diluted EPS	$0.19 - $0.20 per share	0 to 5%

Digital Insight Corporation

Full Year 2006

	Guidance	Growth Versus FY 2005

Revenues	$243 - $245 million	14% to 15%

Non-GAAP diluted EPS [1]	$1.05 - $1.07 per share	18% to 20%

GAAP diluted EPS	$0.75 - $0.77 per share	0 to 3%

[1]	Non-GAAP EPS excludes certain charges included in GAAP results including: amortization of acquisition-related intangible assets of approximately $0.02 per diluted share in the third quarter and $0.06 for the full year 2006; amortization of stock-based compensation of approximately $0.04 to $0.06 per share in the third quarter and $0.18 to $0.22 per share for the full year 2006; and restructuring costs of $0.00 per diluted share included in the third quarter and approximately $0.03 for the full year 2006.

Reconciliation of Non-GAAP to GAAP Results and GAAP Outlook

The Company provides non-GAAP operating results as a supplement to its GAAP financial results. The Company believes that these non-GAAP financial measures are useful because they allow investors to assess, on a consistent basis, the Company’s core operating performance, exclusive of items management believes are not reflective of day-to-day operations of the Company. Management uses such non-GAAP financial measures to evaluate financial results and to establish operational goals. These non-GAAP financial measures should be considered a supplement to, and not as a substitute for, financial measures prepared in accordance with GAAP.

The Company’s non-GAAP financial measures referenced in this press release exclude the following charges, net of any related tax impact, from the Company’s statements of operations:

•	Non-cash charges related to amortization of acquisition-related intangible assets

•	Non-cash charges related to stock-based compensation expense

•	Restructuring-related charges

A detailed calculation of non-GAAP net income and non-GAAP net income per share is included in the attached reconciliation of GAAP net income to non-GAAP net income. The GAAP net income and GAAP net income per share information is included in the attached consolidated statement of operations.

Digital Insight Corporation

Q2 2006 Investor Webcast

Digital Insight will host a live webcast of its Second Quarter Investor Conference Call today at 5:00 p.m. EDT. To access the webcast, visit Digital Insight’s Web site located at www.digitalinsight.com, enter the Investor Relations section and click on the webcast icon.

Q2 2006 Telephone Replay

A telephone replay of the conference call will also be available for one week after the live call by calling (888) 203-1112 (or 719/457-0820 outside the U.S.), and entering the reservation number, 6345912.

About Digital Insight

Digital Insight® Corporation is the leading online banking provider for financial institutions. Through its comprehensive portfolio of Internet-based financial products and services built upon the Company’s unique architecture, Digital Insight enables banks and credit unions to become the trusted transaction hub for their retail and commercial customers. Digital Insight offers consumer and business Internet banking, online lending, electronic bill payment and presentment, check imaging, account-to-account transfers, Web site development and hosting and marketing programs designed to help increase online banking end user growth and more. Each Digital Insight product and service reinforces the strength of its financial institution clients.

Digital Insight Corporation

Safe Harbor Statement under the Private Litigation Reform Act of 1995

This release discusses the following topics which contain forward-looking statements: guidance on anticipated results of operations in the third quarter of 2006 and for all of 2006; expectation relating to future revenue and net income; the ability of the Company’s cash position and cash flows to provide sufficient investment capital for the Company’s growth objectives and share repurchases; expectation of growth in Internet banking and bill payment end users; and other statements relating to future results and growth prospects including anticipated revenues from strategic alliances. Such forward-looking statements are based on assumptions and are subject to inherent risks and uncertainties. Important factors which could cause actual results to differ materially from those in the forward-looking statements include the possibility that actual results of operations may fall short of the guidance provided herein, risk of a major security breach to the Company’s system, market risks associated with the stock repurchase program, revenue shortfalls or product implementation delays, as well as other risk factors detailed in Digital Insight’s latest annual report on Form 10-K and other reports filed with the SEC. Digital Insight assumes no obligation and does not intend to update any such forward-looking statements.

CONTACTS:

CORPORATE COMMUNICATIONS	INVESTOR RELATIONS

Tobin Lee	Erik Randerson
Corporate Communications	Investor Relations
Digital Insight	Digital Insight
(818) 878-6048	(818) 878-6615

Digital Insight Corporation

DIGITAL INSIGHT CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited, in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2006	2005	2006	2005
Revenues	$61,622	$52,324	$119,512	$104,071

Costs and operating expenses
Cost of revenues (1)	27,216	22,197	52,519	44,536
Sales, general and administrative (1)	15,960	13,076	29,263	26,182
Research and development (1)	7,499	5,688	14,465	11,042
Amortization of acquisition-related intangible assets	957	2,025	2,034	4,050
Restructuring charge	352	—	1,595	—

Total costs and operating expenses	51,984	42,986	99,876	85,810

Income from operations	9,638	9,338	19,636	18,261
Interest and other income, net	1,238	777	2,391	1,314

Income before income taxes	10,876	10,115	22,027	19,575
Income tax provision	4,527	3,720	9,477	7,457

Net income	$6,349	$6,395	$12,550	$12,118

Basic net income per share	$0.18	$0.18	$0.36	$0.34

Diluted net income per share	$0.18	$0.18	$0.35	$0.34

Shares used in computing basic net income per share	34,340	34,811	34,416	35,183

Shares used in computing diluted net income per share	35,225	35,765	35,390	35,835

(1) Supplemental information of stock-based compensation expense included in:

Cost of revenues	$454	$—	$806	$—
Sales, general and administrative	2,035	39	3,358	78
Research and development	617	—	1,075	—

Total stock-based compensation	$3,106	$39	$5,239	$78

Digital Insight Corporation

RECONCILIATION OF GAAP NET INCOME TO NON-GAAP NET INCOME

(Unaudited, in thousands, except per share data)

	Three Months Ended June 30, 2006				Three Months Ended June 30, 2005
	GAAP	Adjustments (a)		Non-GAAP	GAAP	Adjustments (a)		Non-GAAP
Revenues	$61,622	$—		$61,622	$52,324	$—		$52,324
Cost of revenues	27,216	(454	)(b)	26,762	22,197	—		22,197

Gross profit	34,406	454		34,860	30,127	—		30,127

Gross margin	55.8%			56.6%	57.6%			57.6%
Operating expenses:
Sales, general and administrative	15,960	(2,035	)(b)	13,925	13,076	(39	)(b)	13,037
Research and development	7,499	(617	)(b)	6,882	5,688	—		5,688
Amortization of acquisition-related intangible assets	957	(957	)(c)	—	2,025	(2,025	)(c)	—
Restructuring charge	352	(352	)(d)	—	—	—		—

Total operating expenses	24,768	(3,961)		20,807	20,789	(2,064)		18,725

Income from operations	9,638	4,415		14,053	9,338	2,064		11,402
Operating margin	15.6%			22.8%	17.8%			21.8%
Interest and other income, net	1,238	—		1,238	777	—		777

Income before income taxes	10,876	4,415		15,291	10,115	2,064		12,179
Income tax provision	4,527	1,695	(e)	6,222	3,720	815	(e)	4,535

Net income	$6,349	$2,720		$9,069	$6,395	$1,249		$7,644

Net income per share:
Basic	$0.18			$0.26	$0.18			$0.22

Diluted	$0.18			$0.26	$0.18			$0.21

Weighted average shares:
Basic	34,340	—		34,340	34,811	—		34,811

Diluted	35,225	240	(f)	35,465	35,765	—		35,765

Notes:

(a)	See explanation above regarding the Company’s practice on reporting non-GAAP financial measures.

(b)	Stock-based compensation expense recorded under SFAS 123(R) in 2006 and APB 25 in 2005 (prior to the Company’s adoption of SFAS 123(R) on January 1, 2006).

(c)	Amortization of intangible assets from the Company’s acquisitions.

(d)	Restructuring costs related to the outsourcing of the Company’s call center associated with the Lending business to a third party vendor.

(e)	Includes tax effects of non-GAAP adjustments (b), (c), and (d). Also includes an adjustment to exclude the tax rate impact associated with the application of SFAS 123(R) in 2006.

(f)	Weighted average shares used to determine non-GAAP net income per share were computed exclusive of the methodology used to determine dilutive shares under SFAS 123(R).

Digital Insight Corporation

RECONCILIATION OF GAAP NET INCOME TO NON-GAAP NET INCOME (Continued)

(Unaudited, in thousands, except per share data)

	Six Months Ended June 30, 2006				Six Months Ended June 30, 2005
	GAAP	Adjustments (a)		Non-GAAP	GAAP	Adjustments (a)		Non-GAAP
Revenues	$119,512	$—		$119,512	$104,071	$—		$104,071
Cost of revenues	52,519	(806	)(b)	51,713	44,536	—		44,536

Gross profit	66,993	806		67,799	59,535	—		59,535

Gross margin	56.1%			56.7%	57.2%			57.2%
Operating expenses:
Sales, general and administrative	29,263	(3,358	)(b)	25,905	26,182	(78	)(b)	26,104
Research and development	14,465	(1,075	)(b)	13,390	11,042	—		11,042
Amortization of acquisition-related intangible assets	2,034	(2,034	)(c)	—	4,050	(4,050	)(c)	—
Restructuring charge	1,595	(1,595	)(d)	—	—	—		—

Total operating expenses	47,357	(8,062)		39,295	41,274	(4,128)		37,146

Income from operations	19,636	8,868		28,504	18,261	4,128		22,389
Operating margin	16.4%			23.9%	17.5%			21.5%
Interest and other income, net	2,391	—		2,391	1,314	—		1,314

Income before income taxes	22,027	8,868		30,895	19,575	4,128		23,703
Income tax provision	9,477	3,281	(e)	12,758	7,457	1,631	(e)	9,088

Net income	$12,550	$5,587		$18,137	$12,118	$2,497		$14,615

Net income per share:
Basic	$0.36			$0.53	$0.34			$0.42

Diluted	$0.35			$0.51	$0.34			$0.41

Weighted average shares:
Basic	34,416	—		34,416	35,183	—		35,183

Diluted	35,390	246	(f)	35,636	35,835	—		35,835

Notes:

(a)	See explanation above regarding the Company’s practice on reporting non-GAAP financial measures.

(b)	Stock-based compensation expense recorded under SFAS 123(R) in 2006 and APB 25 in 2005 (prior to the Company’s adoption of SFAS 123(R) on January 1, 2006).

(c)	Amortization of intangible assets from the Company’s acquisitions.

(d)	Restructuring costs related to the outsourcing of the Company’s call center associated with the Lending business to a third party vendor.

(e)	Includes tax effects of non-GAAP adjustments (b), (c), and (d). Also includes an adjustment to exclude the tax rate impact associated with the application of SFAS 123(R) in 2006.

(f)	Weighted average shares used to determine non-GAAP net income per share were computed exclusive of the methodology used to determine dilutive shares under SFAS 123(R).

Digital Insight Corporation

DIGITAL INSIGHT CORPORATION

CONSOLIDATED BALANCE SHEETS

(In thousands)

	(Unaudited) June 30, 2006	December 31, 2005
ASSETS
Current assets:
Cash and cash equivalents	$23,668	$50,734
Short-term investments	76,322	65,421
Accounts receivable, net	31,514	32,583
Accumulated implementation costs	2,286	2,125
Deferred tax asset, net	18,111	18,987
Prepaid and other current assets	4,640	3,932

Total current assets	156,541	173,782
Property and equipment, net	30,657	29,609
Goodwill and intangible assets, net	141,744	145,770
Deferred tax asset, net	19,573	17,440
Accumulated implementation costs	5,100	3,883
Long-term investments	6,769	8,802
Other assets	5,592	6,116

Total assets	$365,976	$385,402

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$9,649	$8,144
Accrued compensation and related benefits	5,813	6,504
Customer deposits and deferred revenues	14,436	16,250
Accrued expenses and other liabilities	11,919	8,931
Current portion of capital lease obligations	303	262
Tax contingency reserve	5,332	5,158

Total current liabilities	47,452	45,249
Customer deposits and deferred revenues	9,193	7,843
Capital lease obligations	1,098	1,241

Total liabilities	57,743	54,333

Common stock	39	37
Additional paid-in capital	512,461	472,729
Treasury stock, at cost	(129,677)	(50,091)
Deferred stock-based compensation	—	(4,466)
Accumulated deficit	(74,590)	(87,140)

Total stockholders’ equity	308,233	331,069

Total liabilities and stockholders’ equity	$365,976	$385,402

Digital Insight Corporation

DIGITAL INSIGHT CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited, in thousands)

	Six Months Ended June 30,
	2006	2005
Cash flows from operating activities:
Net income	$12,550	$12,118
Adjustments to reconcile net income to net cash provided by operating activities:
Income tax benefit on stock options exercised	10,357	1,033
Excess tax benefits from stock-based compensation	(5,878)	—
Deferred income tax provision	(2,034)	5,636
Depreciation and amortization of property and equipment	6,444	6,857
Amortization of acquisition-related intangible assets	2,034	4,050
Stock-based compensation	5,239	78
Loss on disposition of property and equipment	24	47
Restructuring charge, net of cash paid	1,213	—
Changes in operating assets and liabilities, net of restructuring charge	1,719	1,069

Net cash provided by operating activities	31,668	30,888

Cash flows from investing activities:
Net purchases of investments	(8,868)	(28,055)
Acquisition of property and equipment	(8,543)	(8,077)

Net cash used in investing activities	(17,411)	(36,132)

Cash flows from financing activities:
Principal payments on capital leases	(102)	—
Acquisition of treasury stock	(75,381)	(46,184)
Proceeds from issuance of common stock	28,282	7,157
Excess tax benefits from stock-based compensation	5,878	—

Net cash used in financing activities	(41,323)	(39,027)

Net decrease in cash and cash equivalents	(27,066)	(44,271)
Cash and cash equivalents, beginning of period	50,734	64,682

Cash and cash equivalents, end of period	$23,668	$20,411

Digital Insight Corporation

DIGITAL INSIGHT CORPORATION

OPERATING RESULTS BY REPORTABLE SEGMENT

(Unaudited, in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2006	2005	2006	2005
Internet Banking Segment:
Revenues	$50,972	$42,126	$98,674	$84,479
Cost of revenue	21,602	17,233	41,268	34,685
Gross profit	29,370	24,893	57,406	49,794
Operating expenses	9,913	8,394	18,940	16,703
Income from operations	19,457	16,499	38,466	33,091
Business Banking Segment:
Revenues	$7,874	$6,643	$15,397	$13,091
Cost of revenue	3,137	2,809	6,188	5,500
Gross profit	4,737	3,834	9,209	7,591
Operating expenses	3,670	3,203	7,232	6,367
Income from operations	1,067	631	1,977	1,224
Lending Segment:
Revenues	$2,776	$3,555	$5,441	$6,501
Cost of revenue	2,024	2,155	4,257	4,351
Gross profit	752	1,400	1,184	2,150
Operating expenses (1)	1,187	1,177	3,349	2,213
Income (Loss) from operations	(435)	223	(2,165)	(63)
Corporate (2):
Operating loss (unallocated expenses)	$(10,451)	$(8,015)	$(18,642)	$(15,991)

(1)	Includes restructuring charge.

(2)	Includes amortization of acquisition-related intangible assets and stock-based compensation expense.

Digital Insight Corporation

DIGITAL INSIGHT CORPORATION

KEY OPERATING DATA

	June 30, 2006	March 31, 2006	June 30, 2005
TOTAL CONTRACTED CLIENTS	1,763	1,764	1,718
CONSUMER METRICS
Live Internet Banking Clients
Internet Banking Sites	1,415	1,428	1,382
Internet Banking Active End Users	6,799,000	6,588,000	5,712,000
Potential End Users at Live Sites	36,800,000	37,200,000	35,200,000
Penetration at Live Sites	18.5%	17.7%	16.2%
All Internet Banking Clients
Contracts	1,513	1,519	1,468
Potential End Users	38,500,000	38,600,000	36,200,000
Online Bill Pay Metrics
Bill Pay Users	1,636,000	1,570,000	1,196,000
Bill Pay Penetration (of Internet Users)	24.1%	23.8%	20.9%
BUSINESS METRICS
Business Banking Contracts	658	671	615
Business Banking Hosted End Users	108,800	104,300	95,400
LENDING METRICS
Lending Contracts	216	217	220
Applications Processed (a)	144,000	124,000	132,000
REVENUE BY SEGMENT (in thousands) (a)
Internet Banking Revenue	$50,972	$47,702	$42,126
Business Banking Revenue	7,874	7,523	6,643
Lending Revenue	2,776	2,665	3,555

Total Revenue	$61,622	$57,890	$52,324

(a)	Quarterly totals for respective three-month periods. All other information is at the period then-ended.